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                                                                   Exhibit 10(i)

                                    FORM OF
                                    -------
             ASSIGNMENT, ASSUMPTION AND INDEMNIFICATION AGREEMENT
             ----------------------------------------------------


STATE OF ARKANSAS   )
                    )
COUNTY OF BENTON    )

     KNOW ALL PERSONS BY THESE PRESENTS:

     For and in consideration of the sum of Ten Dollars ($10.00) cash and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, BRASS EAGLE INC. (the "Assignor"), a Delaware corporation, does hereby grant, bargain, sell, convey, transfer, and assign unto DAISY MANUFACTURING COMPANY (the "Assignee"), a Delaware corporation, and unto said Assignee's successors and assigns, forever, all of Assignor's rights, title and interest in and to its nonpaintball related assets, (whether tangible or intangible) contracts, licenses, leases and agreements, of whatever kind and wherever located, including all claims, causes of action and other rights with respect to such property, known or unknown, fixed, contingent or otherwise (the "Assets").

     TO HAVE AND TO HOLD the same unto said Assignee, and its successors and assigns forever, subject to the following terms and obligations:

     1.  Assumption of Liabilities and Obligations. Assignor, by this
         -----------------------------------------
assignment, hereby transfers and assigns to Assignee all of its rights, liabilities, obligations and duties in connection with such Assets, including without limitation (i) any liability attributable to any products sold by Assignor through the date hereof (other than any products sold by Assignor under the Brass Eagle name) and any products sold by Assignee on or after the date hereof, (ii) any liability attributable to any claim by any present or former employee of Assignor or by any present, former or future employee of Assignee to the extent that such claim relates to medical, pension or other employee benefits that are attributable to the employment of any such individual in Assignor's non-paintball operations or in any operations of Assignee, (iii) any Federal, state or local income taxes imposed on or assessed against Assignor as a result of the assignment and assumption contemplated hereby, (iv) any Federal, state or local personal property, real property, sales, use, excise, income or other tax imposed on or assessed against Assignor to the extent that such taxes relate or are attributable to the non-paintball related business of Assignor or to any operations of Assignee, (v) any indebtedness, accounts payable or other financial obligations attributable to such Assets and (vi) any other liability or obligation attributable to the operation of the Assignor's nonpaintball related business, or under any contracts, licenses, leases or other agreements transferred to the Assignee hereby (the "Assumed Liabilities"); and Assignee, by acceptance hereof, hereby assumes and agrees to fully and timely undertake and perform all of the Assumed Liabilities and duties relating to the Assets.

     2.  Indemnification.
         ---------------

         (a)  By Assignee.  Assignee hereby assumes liability for, and
              -----------
irrevocably agrees to indemnify, defend and hold Assignor (which term includes its officers, directors, employees, agents, shareholders, subsidiaries and affiliates) harmless from and against any and all claims, actions, suits, losses, damages, liabilities, obligations, costs and expenses (including, without limitation, attorneys fees) of any nature whatsoever, whether direct or indirect, matured or unmatured, accrued or unaccrued, liquidated or unliquidated, asserted or unasserted, known or unknown, absolute, fixed, contingent or otherwise, incurred by or asserted against Assignor (specifically including, without limitation, any thereof incurred by or asserted against Assignor as predecessor in interest to Assignee) which arise out of, result from or otherwise relate to the Assets, the Assumed Liabilities and/or the operation of the nonpaintball business conducted by Assignor or any business conducted by Assignee, including without
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limitation (aa) any business or other activities relating thereto and regardless of whether the event giving rise thereto shall have occurred in the past or shall occur in the future (including, but not limited to, any product claims associated with any products sold by Assignor prior to the effective date hereof (other than paintball related products sold under the Brass Eagle name); (bb) any of the foregoing arising out of, resulting from or otherwise relating to the ownership or use of any of the Assets or to the Assumed Liabilities; (cc) the conduct of any businesses through the Assets or with respect to the Assumed Liabilities, (dd) any violation of any applicable law, rule, regulation or governmental order relating thereto, (ee) any tort or other claims by third parties relating thereto, and (ff) any and all other events, occurrences, operations and activities relating to the Assets or the Assumed Liabilities, specifically including, without limitation, the ownership, processing, generation, distribution, use, storage, disposal, transportation, handling, emission, discharge, release or threatened release into the environment of any pollutant, contaminant or hazardous or toxic waste, substance or material, to, from, on, under, or otherwise relating to any of the Assets.

     (b)  By Assignor.  As additional consideration for Assignee's assumption of
          -----------
the Assumed Liabilities and the indemnification obligations under (a) above, Assignor hereby assumes liability for, and irrevocably agrees to indemnify, defend and hold Assignee (which term includes its officers, directors, employees, agents, shareholders, subsidiaries and affiliates) harmless from and against any and all claims, actions, suits, losses, damages, liabilities, obligations, costs and expenses (including, without limitation, attorneys fees) of any nature whatsoever, whether direct or indirect, matured or unmatured, accrued or unaccrued, liquidated or unliquidated, asserted or unasserted, know or unknown, absolute, fixed, contingent or otherwise, incurred by or asserted against Assignee (specifically including, without limitation, any thereof incurred by or asserted against Assignee as successor in interest or transferee of the Assets) which arise out of, result from or otherwise relate to Assignor's paintball business, the assets used exclusively in connection therewith and the liabilities and obligations incurred in connection with the same, including without limitation (aa) any paintball business relating thereto and regardless of whether the event giving rise thereto shall have occurred in the past or shall occur in the future; (bb) any of the foregoing arising out of, resulting from or otherwise relating to the ownership or use of any of the paintball assets; (cc) the conduct of any businesses through the paintball assets, (dd) any violation of any applicable law, rule, regulation or governmental order relating thereto, (ee) any tort or other claims by third parties relating thereto, and (ff) any and all other events, occurrences, operations and activities directly relating to the paintball assets, specifically including, without limitation, the ownership, processing, generation, distribution, use, storage, disposal, transportation, handling, emission, discharge, release or threatened release into the environment of any pollutant, contaminant or hazardous or toxic

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waste, substance or material, to, from, on, under, or otherwise directly relating to any of the paintball assets located at Assignors Granby, Missouri facility, but excluding any such claim, action, suit, loss, damage, liability, obligation, cost or expense relating to Assignee's Roger's, Arkansas facility.


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            (c)  Indemnification Procedure.
                 -------------------------

                 (i)   Notice. Within thirty (30) days, or such shorter period
                       ------
as is required to avoid any prejudice to the Indemnifying Party, after receipt by Assignor or Assignee, as the case may be (the recipient being the "Indemnified Party"), of any claim (written or oral) (a "Third Party Claim"), asserted or made against the Indemnified Party based on any facts or circumstances, the prosecution or assertion of which results in, or could reasonably be expected to result in, the Indemnified Party's right to indemnity from the other party (the "Indemnifying Party") under the terms of this Assignment, Assumption and Indemnification Agreement, the Indemnified Party shall deliver to the Indemnifying Party a written notice of the initiation or filing of, or a threat to initiate or file, a Third Party Claim (the "Claim Notice"). To the extent known, the Claim Notice shall describe in reasonable detail the facts giving rise to or on which the Third Party Claim is based, and the amount of such Third Party Claim. The failure to timely deliver a Notice of Claim pursuant to any provision contained herein shall not affect the Indemnifying Party's obligations hereunder except to the extent such failure actually prejudices Indemnifying Party's ability to defend, or to reduce the loss attendant to, such Third Party Claim.

                (ii)  Election to Defend. Within thirty (30) days after receipt
                      -----------------
of the Claim Notice, or such shorter period as is required to avoid prejudice in defense of the Third Party Claim, Indemnifying Party may elect to defend the Third Party Claim at its own expense if it acknowledges in writing that it is fully responsible for all damages relating to such Claim Notice, without reservation of rights, and pays all damages with respect thereto incurred as of the date of such acknowledgment (including all attorneys' fees and expenses of any counsel employed by the Indemnified Party in respect of such claim incurred through the date of such acknowledgment). Notwithstanding the foregoing, the Indemnified Party shall also have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Indemnified Party. If Indemnifying Party timely elects to defend a Third Party Claim, then Indemnifying Party shall do so with counsel of its choosing, but which counsel shall be reasonably acceptable to the Indemnified Party and, subject to the limitations set forth in this section (ii) and section (iv) below, may compromise or settle such action. The Indemnifying Party shall not be entitled to assume control of such defense and shall pay the fees and expenses of counsel retained by the Indemnified Party if (A) the claim for indemnification relates to or arises in connection with any criminal proceeding, action, indictment, allegation or investigation; (B) there is a reasonable probability that the claim may materially and adversely affect the Indemnified Party other than as a result of money damages or other money payments, including by having a detrimental impact on the Indemnified Party's reputation or future business prospects, (C) the claim seeks an injunction or equitable relief against the Indemnified Party or (D) upon petition by the Indemnifying Party, the appropriate court rules that the Indemnifying Party. failed or is failing to vigorously prosecute or defend such claim.

                (iii) Failure to Undertake Defense.  If Indemnifying Party does
                      ----------------------------
not timely elect to defend a Third Party Claim, then the Indemnified Party may undertake the defense thereof with counsel of its choosing and may compromise or settle such action on behalf of and for the account and risk of the Indemnifying Party. Thereafter, each of the parties (and its respective counsel) shall timely provide information (including without limitation copies of all notices and documents, including court papers) to the other (and to such other party's counsel) as shall be necessary or desirable to keep the other party apprised of the status and progress of, and any material matters relating to, the defense of the Third Party Claim. Each party shall cooperate with the other in responding to such reasonable requests as are made for access to or copies of records, books, documents, and other materials as shall be necessary or desirable to the conduct of the defense of, or to evaluate the defense of, any Third Party Claim. Such cooperation shall also include making employees available on a mutually convenient basis to provide additional information and explanation of any materials provided hereunder. Regardless of which party undertakes the defense of any Third Party Claim, the other party shall have the right to participate in such defense with its own counsel at its own cost.

                (iv) Settlement and Release. Unless the Third Party Claim is
                     ----------------------
fully satisfied and discharged by the Indemnifying Party by

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the payment of money (without any continuing obligation on the part of the
Indemnified Party hereunder, and subject to the delivery of the release set forth below), neither party shall compromise or settle any Third Party Claim or consent to the entry of any judgment with respect to any Third Party Claim, without the prior written consent of the other party, which consent shall not be unreasonably withheld or delayed. Unless otherwise agreed in writing by the Indemnified Party, any such settlement must include as an unconditional term thereof a complete release of the Indemnified Party and its officers, directors, employees, agents, shareholders, subsidiaries and affiliates from all liability with respect to such claim. Except as set forth herein, the right to defend a Third Party Claim shall include the right to settle or compromise the same.

          (v)   Payment of Indemnification.
                --------------------------

                (A)  Notice of Loss.  Upon final resolution (including lapse of
                     --------------
time in which to perfect an appeal) of any Third Party Claim, whether by settlement or final court order, which determines the existence of an obligation to indemnify hereunder (an "Indemnified Obligation"), the Indemnified Party shall promptly deliver to the Indemnifying Party a written notice setting forth the amount of any and all claims, actions, suits, losses, damages, liabilities, obligations, costs and expenses which comprise any Indemnified Obligation to which the Indemnified Party is entitled to indemnity under this Agreement, including without limitation any amount resulting from a Third Party Claim
(any such notice, a "Notice of Loss").


                (B)  Required Response to Notice of Loss. Within ten (10) days
                     -----------------------------------
after Indemnifying Party receives a Notice of Loss, Indemnifying Party shall deliver to the Indemnified Party current funds in such amount as is required to fully pay the amount of the Indemnified Obligation or notify the Indemnified Party that it disputes all or a portion of the amount of the Indemnified Obligation which is the subject of such Notice of Loss together with a payment of the amount of the Indemnified Obligation that is not in dispute.

                (C)  Dispute in the Amount of Indemnified Obligation. If the
                     -----------------------------------------------
Indemnifying Party disputes all or a portion of the amount of the Indemnified Obligation which is the subject of such Notice of Loss, the parties shall attempt to negotiate a resolution of any disputed portion of the Notice of Loss within thirty (30) days thereafter.

                (D)  Tax Affect of Indemnity Payments. The amount of any claim,
                     --------------------------------
action, suit, loss, damage, liability, obligation, cost or expense for which indemnification is provided under this Agreement shall be increased or "grossed up" to take account of any net tax cost incurred by the Indemnified Party arising from the receipt of any indemnity payment made hereunder.

                (E)  No Obligation to Pursue Insurance.  Notwithstanding the
                     ---------------------------------
availability or possible availability of any insurance proceeds from any insurance coverage maintained by the Indemnified Party with respect to any claim, action, suit, loss, damage, liability, obligation, cost or expense for which indemnification is sought or provided hereunder, the Indemnified Party shall have no obligation to pursue any such coverage or proceeds.

          (vi)  Default by Indemnifying Party. If (i) Indemnifying Party fails
                -----------------------------
to timely pay (by delivery of current funds) any undisputed amount of an Indemnified Obligation, or (ii) if the parties are unable to resolve by negotiation any dispute with regard to a Notice of Loss as provided in (c)(v)(C) above, or (iii) the Indemnifying Party is in breach of any representation,

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warranty, obligation, covenant or other agreement of the Indemnifying Party contained herein and fails to cure same to the reasonable satisfaction of the Indemnified Party within thirty (30) days after written notice thereof is delivered to the Indemnifying Party by the Indemnified Party, then the
                                                              ----
Indemnifying Party shall be deemed in "default" hereunder and the Indemnified Party shall be entitled to pursue any available remedy provided for in this Agreement or otherwise available at law or in equity.

     3.  Miscellaneous.
         -------------

         (a)  Authorization.  The execution, delivery and performance of this
              -------------
agreement and the consummation of the assignment and assumption contemplated hereby, has been duly authorized by all necessary action on the part of the Assignor and the Assignee and their respective Boards of Directors.

         (b)  Validity.  Each party warrants and represents that this agreement
              --------
has been duly executed and delivered, constitutes the legal, valid and binding obligation of such party, enforceable against it in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting the enforcement of creditors' rights, or by general principles of equity.

         (d)  Survival.  The covenants, agreements, representations, warranties
              --------
and obligations of the parties hereto shall survive the effective date hereof and the assignment of the Assets and assumption of the Assumed Liabilities.

         (e)  Further Assurances.  The parties agree that from time to time
              ------------------
hereafter, upon request, each of them will execute, acknowledge and deliver such other documents and instruments, and take such further action, as may be reasonably necessary to carry out the intent of this agreement.

         (f)  Binding Effect and Benefit.  This agreement shall be binding upon
              --------------------------
and inure to the benefit of the parties hereto, and their respective successors and assigns. Otherwise, this agreement is not intended to create any rights for the benefit of any third party.

         (g)  Governing Law.  This agreement shall be subject to and governed by
              -------------
the laws of the State of Delaware.

         (h)  Assignment, Amendment, Cancellation. Neither this Agreement nor
              -----------------------------------
any obligation or right hereunder shall be amended, cancelled, assigned, transferred or otherwise discharged (other than through performance hereunder) without the prior written consent of both of the parties hereto. Assignee shall not sell, enter into any agreement to sell, or consummate any sale or other disposition of, the "Daisy" name or all or substantially all of its assets, enter into any agreement to merge or consolidate with any other entity, or consummate any such merger or consolidation, unless Assignee either requires and receives as a condition precedent to the consummation of any such transaction the express written assumption by the acquiring or surviving entity, as the case may be, of all of Assignee's obligations and liabilities under this Agreement or provides security for Assignee's obligations and liabilities under this Agreement which is reasonable under the circumstances, as determined by one of the nations six largest independent accounting firms. Any amendment, cancellation, assignment, transfer or other discharge of this Agreement or any right or obligation hereunder made in violation of this Agreement shall be void and of no force or effect.

         (i)  Notices. All notices, requests and demands required or permitted
              -------
under this Agreement shall be in writing and shall be deemed to have been duly given if (a) delivered personally, (b) sent by certified or registered mail, postage prepaid, (c) sent by next-day or overnight mail or delivery, or (d) sent by fax, addressed as follows:

              To Assignor:

              Brass Eagle, Inc.
              12034 North Sixth Street
              Rogers, Arkansas 72756
              Phone:  (501) 621-4390
              Fax:   (501) 986-6617
              Attention: E. Lynn Scott, President and CEO

              To Assignee:

              Daisy Manufacturing Company

              -------------------------

              -------------------------
              Phone:  (501) 621-4203
              Fax:  (501) 631-1406
              Attention: Marvin Griffin, President

        IN WITNESS WHEREOF, the parties hereto have executed this Assignment effective as of the ____ day of ________________, 1997.

                                        ASSIGNOR:

                                        BRASS EAGLE INC.

                                        By:
                                           -----------------------------
                                        Name:
                                             ---------------------------
                                        Title:
                                              --------------------------


                                        ASSIGNEE:

                                        DAISY MANUFACTURING COMPANY

                                        By:
                                           -----------------------------
                                        Name:
                                             ---------------------------
                                        Title:
                                              --------------------------


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

                                ACKNOWLEDGMENT

STATE OF ARKANSAS    )
                     )
COUNTY OF BENTON     )

     On this the ______ day of _________, 1997, before me, the undersigned officer, personally appeared ______________________ who acknowledged himself to be the _______________________ of Brass Eagle Inc., a Delaware corporation, and that he, as such officer, being authorized so to do, executed the foregoing instrument in the name of and on behalf of said corporation for the purposes therein contained.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                            ------------------------------
                                                  [Title of Officer]
My Commission Expires:

----------------------


STATE OF ARKANSAS    )
                     )
COUNTY OF BENTON     )

     On this the ______ day of _________, 1997, before me, the undersigned officer, personally appeared ______________________ who acknowledged himself to be the _______________________ of Daisy Manufacturing Company, a Delaware corporation, and that he, as such officer, being authorized so to do, executed the foregoing instrument in the name of and on behalf of said corporation for the purposes therein contained.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                            ------------------------------
                                                  [Title of Officer]
My Commission Expires:

----------------------

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